United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

MIND SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	01-0719410 (IRS Employer Identification No.)
3525 Del Mar Heights Road, Suite 802 San Diego, California (principal executive offices)	92130 (Zip Code)

(888) 461-3932
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On April 22, 2015, the Registrant accepted the resignation of Terry L. Johnson, CPA (“Johnson”) from his engagement to be the independent certifying accountant for the Registrant.

Other than an explanatory paragraph included in Johnson’s audit report for the Registrant's fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit reports of Johnson on the Registrant's financial statements for the last fiscal year ended December 31, 2014 and 2013 through April 22, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's 2014 and 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) On April 22, 2015, the Registrant’s Board of Directors approved the engagement of Danielle M. Adams, CPA of Adams Advisory, LLC (“Adams”), as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013 through April 22, 2015 neither the Registrant nor anyone acting on its behalf consulted with Adams regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Adams on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Johnson or a reportable event with respect to Johnson.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated April 22, 2015, from Terry L. Johnson, CPA to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2015.	MIND SOLUTIONS, INC.

By /s/ Kerry Driscoll
Kerry Driscoll, Chief Executive Officer

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